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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 21, 1996

                         ______________________________

                              BELMONT HOMES, INC.
             (Exact name of registrant as specified in its charter)

Mississippi                            0-26142                        64-0834574
(State or other                (Commission File Number)         (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)

                                Highway 25 South
                             Industrial Park Drive
                           Belmont, Mississippi 38827

                    (Address of principal executive offices)

                                  601-454-9217
              (Registrant's telephone number, including area code)


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                               Page 1 of 6 pages
                        Exhibit Index located on Page 4

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ITEM 5.  OTHER EVENTS.

            On August 21, 1996, Belmont Homes, Inc., a Mississippi corporation (the "Company"), entered into an agreement in principle with the shareholders of Bellcrest Homes, Inc., a Georgia corporation ("Bellcrest"), to acquire all of the outstanding stock of Bellcrest. Bellcrest is a privately owned manufactured housing company headquartered in Millen, Georgia. The acquisition is valued at $9.5 million, together with contingent payments that could equal $3.5 million, and is subject to the negotiation, execution and delivery of a definitive stock purchase agreement, customary closing conditions and the expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



            (c)   Exhibits:

                         See Exhibit Index attached hereto.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BELMONT HOMES, INC.

                                      By:  /s/ William M. Kunkel
                                           -------------------------------------
                                           William M. Kunkel
                                           Vice President of Finance




Date:  August 29, 1996.



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                                 EXHIBIT INDEX




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Exhibit No.
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    99.1             Press Release, dated August 22, 1996

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